HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-3573 - PremierSolutions Chicago Public Schools

Supplement dated August 18, 2011 to your Prospectus

SHARE CLASS CHANGE

FEDERATED SHORT-TERM INCOME FUND - INSTITUTIONAL SERVICE SHARES

Effective September 30, 2011 Federated Short-Term Income Fund – Institutional Service Shares will convert to Federated Short-Term Income Fund – Service Shares.

As a result of the change, all references to the old Federated Short-Term Income Fund – Institutional Service Shares in your Prospectus are deleted and replaced with the new Federated Short-Term Income Fund – Service Shares.

The Prospectus is amended to reflect the above change.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.